SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): June 15,
                                     2005



                              TASKER CAPITAL CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



   Nevada                                                         88-0426048
-------------------------------------------------------------------------------
(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                     Identification
Number)
incorporation)


             39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (203) 730-4350
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 7.01 Regulation FD Disclosure

See Exhibits 99.1 and 99.2.

The information contained in Item 7.01 to this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired. Not Applicable

(b)   Pro Forma Financial Information. Not Applicable

(c)   Exhibits.

The following exhibits are filed with this report:

Exhibit No.    Exhibit Description
-----------    -------------------

99.1           Press release issued by Tasker Capital Corp., dated June 15, 2005
99.2           Press release issued by Tasker Capital Corp., dated June 17, 2005

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TASKER CAPITAL CORP.
                                          (Registrant)


                                          By: \s\ Robert D. Jenkins
                                              --------------------------
                                              Robert D. Jenkins
                                              Chief Financial Officer


Date:  June 20, 2005